LVIP Global Income Fund (the “Fund”) Supplement Dated November 1, 2013 to the Prospectus and Summary Prospectus Dated April 30, 2013

This Supplement updates certain information in the Fund’s Prospectus. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

The purpose of this Supplement is to clarify changes to the Fund’s investment strategy and portfolio management teams. Effective January 6, 2014, the Fund’s Summary Prospectus and Prospectus are revised as follows:

The following is added to the paragraphs under “Principal Investment Strategies” and “Investment Objective and Principal Investment Strategies” discussing Mondrian’s investment strategy:

In an attempt to reduce the fluctuations that currency exchange rates may have on the portfolio, Mondrian will use various derivative instruments to hedge approximately 50% of the currency exposure in its portfolio.

The first paragraph under “Principal Investment Strategies” and “Investment Objective and Principal Investment Strategies” discussing Franklin’s investment strategy is replaced with the following:

Franklin employs a research-driven approach focused on identifying potential sources of high current income worldwide and seeking to capitalize on global interest rate and currency trends. Franklin selects investments based upon its assessment of changing market, political, industry, economic, and issuer conditions. Franklin will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. Franklin uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events.

The following is added under “Investment Adviser and Sub-Adviser – Franklin Portfolio Managers:

Franklin Portfolio Managers	Company Title	Experience w/Fund

Roger Bayston, CFA	Senior Vice President	January 6, 2014

Kent Burns, CFA	Vice President	January 6, 2014

Christopher J. Molumphy, CFA	Executive Vice President	January 6, 2014

The following replaces the section under “Management and Organization” that discusses the portfolio managers of Franklin:

The Fund is managed by a team that includes the following individuals at Franklin:

Dr. Michael Hasenstab, Ph.D., is a Senior Vice President of Franklin Advisers, Inc. and Co-Director of the international bond department, overseeing the global fixed income portfolio management team. Dr. Hasenstab rejoined Franklin Templeton Investments in 2001. Dr. Hasenstab holds a B.A. in international relations/political economy from Carleton College, an M.S. in economics of development from the Australian National University, and a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University.

Canyon Chan, CFA, is a Senior Vice President and Portfolio Manager in the Franklin Templeton Fixed Income Group’s international bond department. Mr. Chan joined Franklin Templeton in 1991. He holds a B.A. in quantitative economics from Stanford University. He is a Chartered Financial Analyst® (CFA) Charterholder, and a member of the Security Analysts of San Francisco (SASF), and the CFA Institute.

Roger Bayston, CFA, is a senior vice president of the Franklin Templeton Fixed Income Group. He is also a senior portfolio manager for several fixed-income products and private accounts for Franklin Templeton Investments. Mr. Bayston directs a staff performing research and trading responsibilities for government, mortgage, and asset-backed securities. He sits on the Fixed Income Policy Committee and help sets portfolio strategy for multi-sector fixed income portfolios. In addition, he leads the team responsible for developing and implementing quantitative based fixed income strategies of Franklin’s bond portfolios and fixed income products. Mr. Bayston holds a bachelor of science degree from the University of Virginia and an M.B.A. from the University of California at Los Angeles. He is a member of the Security Analysts of San Francisco and the CFA Institute. He is also a CFA Charterholder.

Kent Burns, CFA, is a vice president and portfolio manager for the Franklin Templeton Fixed Income Group. He specializes in U.S. multi-sector fixed income strategies and government-related bonds. Mr. Burns joined Franklin Templeton Investments in 1994. He earned his B.A. in quantitative economics and decision sciences from University of California at San Diego, and a master’s degree in economic theory from University of California at Santa Barbara. He is a CFA Charterholder and teaches review programs for CFA candidates. He is a member of the CFA Institute and the CFA Society of San Francisco.

Christopher J. Molumphy, CFA, is executive vice president and chief investment officer of the Franklin Templeton Fixed Income Group, and is Executive Vice President and Director of Franklin Advisers, Inc. He joined Franklin Templeton Investments in 1988. Mr. Molumphy earned his bachelor’s degree in economics from Stanford University and a Master of Business Administration (MBA) in finance from the University of Chicago Graduate School of Business. He is a CFA Charterholder, as well as a member of the Security Analysts of San Francisco (SASF), the CFA Institute and the San Francisco Bond Club.